UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: December 7, 1999

                        Date of Report: December 7, 1999



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.


           (Exact name of registrants as specified in their charters)



         Delaware                 1-111331                43-1698480
         Delaware                333-06693                43-1742520
 -----------------------     -----------------   ----------------------------
    (States or other         Commission file     (I.R.S. Employer Identification
     jurisdictions of             numbers                     Nos.)
     incorporation or
       organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

 ITEM 5.  OTHER EVENTS

         Ferrellgas, Inc., the General Partner of Ferrellgas Partners, L.P., balance sheet as of July 31, 1999, has been audited by an independent auditor. See exhibit 99.1 for the audited financial statement.

     This audited balance sheet and independent auditor's opinion will be incorporated by reference to the Ferrellgas Partners, L.P. Registration Statement No. 333-71111, Amendment No. 1 to Form S-3 and to the Ferrellgas Partner, L.P. Registration Statement No. 33-55185, Post-Effective Amendment No 1 to Form S-4. See exhibit 23.1 for independent auditor's consent.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.


         The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FERRELLGAS PARTNERS, L.P.

                                   By Ferrellgas, Inc. (General Partner)


Date: December 7, 1999             By     /s/ Kevin T. Kelly
                                    -------------------------------------------
                                    Kevin T. Kelly
                                    Chief Financial Officer (Principal
                                    Financial and Accounting Officer)





                                    FERRELLGAS PARTNERS FINANCE CORP.

Date: December 7, 1999              By     /s/ Kevin T. Kelly
                                    -------------------------------------------
                                    Kevin T. Kelly
                                    Chief Financial Officer (Principal
                                    Financial and Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.      Description of Exhibit

23.1             Consent of Deloitte & Touche LLP, Independent Auditors.
99.1 Consolidated balance sheet of Ferrellgas, Inc. as of July 31, 1999, together with the report of Deloitte & Touche LLP with respect thereto.